UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/11

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FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Financial Futures
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Long Term Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Long Term Fund, covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. U.S. government securities rallied as investors grew more defensive, and most bond market sectors produced positive total returns over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2011, Dreyfus U.S.Treasury Long Term Fund achieved a total return of 1.97%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index (the “Index”), achieved a total return of 2.44% for the same period.2

U.S.Treasury securities produced mildly positive results over the first half of 2011 despite heightened market volatility, as investors responded first to signs of economic strength and later to evidence of renewed economic weakness.The fund produced a lower return than its benchmark, primarily due to a relatively short average duration during a market rally in May and June. In addition, the fund is subject to fees and expenses that are not considered as part of the benchmark return.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes, bonds and other securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund generally maintains a dollar-weighted average maturity that exceeds 10 years, which can result in significant risk of principal decline if interest rates rise sharply.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Economic Sentiment Sparked Market Volatility

Investors’ economic outlooks had improved dramatically by the start of 2011 due to improvements in employment, consumer spending and corporate earnings, suggesting that the U.S. recovery was gaining traction. These developments supported prices of riskier assets, but they sent prices of U.S. Treasury securities lower as investors looked forward to a less accommodative monetary policy from the Federal Reserve Board (the “Fed”).

However, economic optimism was shaken in February, when political unrest in the Middle East led to sharply rising energy prices, and again in March when devastating natural and nuclear disasters in Japan threatened one of the world’s larger economies. Nonetheless, investors proved resilient, and they continued to favor riskier sectors of the bond market over traditional safe havens, including U.S.Treasury securities.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and the debate regarding U.S. government spending and borrowing intensified. Higher yielding bonds suffered bouts of heightened volatility, and U.S.Treasury securities recovered earlier losses as newly risk-averse investors shifted their focus to traditionally defensive investments. As a result, U.S. Treasury bonds ended the reporting period with mildly positive total returns.

Duration Management Strategy Dampened Fund Performance

While the fund’s results generally tracked those of the U.S. Treasury securities market over most of the reporting period, a modestly short duration posture from mid-May through mid-June hurt the fund’s performance relative to its benchmark.We had regarded valuations of U.S.Treasuries as relatively rich after investors had reacted to political instability in Libya and the earthquake in Japan, and we expected prices to moderate and yields to rise as these concerns waned.As part of our duration management strategy, we had established underweighted exposure to securities with maturities in the 10-year range. This strategy proved to be ill timed when the sovereign debt crisis in Europe intensified, sparking a renewed flight to quality that proved particularly beneficial to intermediate-term Treasuries. Consequently, the fund did not participate fully in the market rally at the time.

The fund also was affected by the Fed’s quantitative easing program, which involved the purchase of $600 million of U.S.Treasury securities through June. The Fed’s purchases caused valuation disparities among U.S.Treasuries to narrow, giving us less opportunity to purchase securities at relatively attractive valuations. Still, we found some opportunities among Treasury Inflation Protected Securities (TIPS), which made modestly positive contributions to the fund’s relative performance. We employed options to express the fund’s yield curve and volatility strategies, and we used interest rate futures to establish its duration position.

Finding Opportunities in a More Volatile Market Environment

The end of the Fed’s quantitative easing program suggests that market volatility could increase and opportunities to identify attractive values among U.S.Treasuries could improve. In addition, we currently expect the economic recovery to continue, but at a more sluggish pace than historical averages. Under these conditions, we believe that the Fed will have little reason to raise short-term interest rates, potentially supporting prices of U.S.Treasury bonds over the foreseeable future.

July 15, 2011

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
A small investment in derivatives could have a potentially large impact on the fund’s performance.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Long-Term Index is an
unmanaged performance benchmark for Treasury securities with maturities of 10 years and over;
issues in the index must have par amounts outstanding greater than or equal to $1 billion.
Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury LongTerm Fund from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011

Expenses paid per $1,000†	$ 3.26
Ending value (after expenses)	$1,019.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011

Expenses paid per $1,000†	$ 3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2011 (Unaudited)

	Principal
Bonds and Notes—98.8%	Amount ($)	Value ($)
U.S. Treasury Bonds:
3.50%, 2/15/39	2,580,000	2,215,978
3.88%, 8/15/40	1,405,000	1,286,672
4.25%, 5/15/39	5,045,000	4,949,619
4.38%, 11/15/39	8,255,000	8,260,159
4.50%, 2/15/36	3,260,000	3,369,516
4.50%, 8/15/39	5,015,000	5,128,620
4.63%, 2/15/40	6,060,000	6,319,447
4.75%, 2/15/37	3,428,000	3,667,960
5.25%, 2/15/29	1,565,000	1,806,109
5.50%, 8/15/28	2,360,000	2,801,764
6.25%, 8/15/23	3,575,000	4,535,781
6.38%, 8/15/27	2,040,000	2,642,118
6.50%, 11/15/26	5,910,000	7,720,860
7.25%, 8/15/22	645,000	879,115
7.63%, 11/15/22	2,490,000	3,490,280
8.13%, 8/15/21	765,000	1,095,026
Total Bonds and Notes
(cost $61,038,040)		60,169,024

Short-Term Investments—.1%
U.S. Treasury Bills;
0.08%, 11/17/11
(cost $49,984)	50,000 [a]	49,991

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $21,000)	21,000 [b]	21,000

Total Investments (cost $61,109,024)	98.9%	60,240,015
Cash and Receivables (Net)	1.1%	666,155
Net Assets	100.0%	60,906,170

a	Held by a broker as collateral for open financial futures positions.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government & Agencies	98.8	Short-Term/Money Market Investments	.1
			98.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
June 30, 2011 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2011 ($)
Financial Futures Long
U.S. Treasury 10 Year Notes	49	5,994,078	September 2011	(31,265)
U.S. Treasury 30 Year Bonds	2	252,500	September 2011	(3,375)
Financial Futures Short
U.S. Treasury 5 Year Notes	67	(7,986,086)	September 2011	22,164
Gross Unrealized Appreciation				22,164
Gross Unrealized Depreciation				(34,640)

See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	61,088,024	60,219,015
Affiliated issuers	21,000	21,000
Cash		9,033
Dividends and interest receivable		760,930
Receivable for shares of Beneficial Interest subscribed		5,200
Prepaid expenses		13,358
		61,028,536
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		27,566
Payable for shares of Beneficial Interest redeemed		26,965
Payable for futures variation margin—Note 4		5,289
Accrued expenses		62,546
		122,366
Net Assets ($)		60,906,170
Composition of Net Assets ($):
Paid-in capital		63,108,373
Accumulated distributions in excess of investment income—net		(68,863)
Accumulated net realized gain (loss) on investments		(1,251,855)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($12,476) net unrealized
(depreciation) on financial futures]		(881,485)
Net Assets ($)		60,906,170
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		3,635,467
Net Asset Value, offering and redemption price per share ($)		16.75

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Interest	1,270,982
Dividends;
Affiliated issuers	171
Total Income	1,271,153
Expenses:
Management fee—Note 3(a)	184,740
Shareholder servicing costs—Note 3(b)	75,236
Auditing fees	22,915
Legal fees	19,847
Registration fees	9,674
Trustees’ fees and expenses—Note 3(c)	4,192
Custodian fees—Note 3(b)	2,977
Loan commitment fees—Note 2	524
Prospectus and shareholders’ reports	99
Miscellaneous	4,968
Total Expenses	325,173
Less—reduction in management fee due to undertaking—Note 3(a)	(124,955)
Less—reduction in fees due to earnings credits—Note 3(b)	(83)
Net Expenses	200,134
Investment Income—Net	1,071,019
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,625)
Net realized gain (loss) on options transactions	60,375
Net realized gain (loss) on financial futures	(78,275)
Net Realized Gain (Loss)	(28,525)
Net unrealized appreciation (depreciation) on investments	91,831
Net unrealized appreciation (depreciation) on options transactions	(24,643)
Net unrealized appreciation (depreciation) on financial futures	5,399
Net Unrealized Appreciation (Depreciation)	72,587
Net Realized and Unrealized Gain (Loss) on Investments	44,062
Net Increase in Net Assets Resulting from Operations	1,115,081

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	1,071,019	2,335,737
Net realized gain (loss) on investments	(28,525)	244,051
Net unrealized appreciation
(depreciation) on investments	72,587	3,215,917
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,115,081	5,795,705
Dividends to Shareholders from ($):
Investment income—net	(1,252,240)	(2,801,757)
Net realized gain on investments	—	(455,043)
Total Dividends	(1,252,240)	(3,256,800)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	4,657,865	10,181,663
Dividends reinvested	942,899	2,489,959
Cost of shares redeemed	(10,973,327)	(17,090,104)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,372,563)	(4,418,482)
Total Increase (Decrease) in Net Assets	(5,509,722)	(1,879,577)
Net Assets ($):
Beginning of Period	66,415,892	68,295,469
End of Period	60,906,170	66,415,892
Undistributed (distributions in excess of)
investment income—net	(68,863)	112,358
Capital Share Transactions (Shares):
Shares sold	281,947	593,041
Shares issued for dividends reinvested	56,678	144,717
Shares redeemed	(665,688)	(1,010,212)
Net Increase (Decrease) in Shares Outstanding	(327,063)	(272,454)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	16.76	16.13	19.34	16.64	15.80	16.31
Investment Operations:
Investment income—net[a]	.29	.57	.59	.67	.67	.65
Net realized and unrealized
gain (loss) on investments	.03	.86	(3.10)	2.80	.91	(.46)
Total from Investment Operations	.32	1.43	(2.51)	3.47	1.58	.19
Distributions:
Dividends from
investment income—net	(.33)	(.69)	(.70)	(.77)	(.74)	(.70)
Dividends from net realized
gain on investments	—	(.11)	—	—	—	—
Total Distributions	(.33)	(.80)	(.70)	(.77)	(.74)	(.70)
Net asset value, end of period	16.75	16.76	16.13	19.34	16.64	15.80
Total Return (%)	1.97[b]	8.85	(13.11)	21.59	10.38	1.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06[c]	1.02	.97	.92	.92	.96
Ratio of net expenses
to average net assets	.65[c]	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets	3.48[c]	3.35	3.44	3.96	4.24	4.14
Portfolio Turnover Rate	25.12[b]	79.45	109.93	114.41	237.27	203.80
Net Assets, end of period
($ x 1,000)	60,906	66,416	68,295	115,383	83,481	77,607

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the

Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	21,000	—	—	21,000
U.S. Treasury	—	60,219,015	—	60,219,015
Other Financial
Instruments:
Futures†	22,164	—	—	22,164
Liabilities ($)
Other Financial
Instruments:
Futures†	(34,640)	—	—	(34,640)
† Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	6/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	128,000	6,121,000	6,228,000	21,000.0

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $642,736 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows: ordinary income $2,802,115 and long-term capital gains $454,685.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2011 through June 30, 2011 to reduce the

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) do not exceed an annual rate of .65% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $124,955 during the period ended June 30, 2011.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2011, the fund was charged $32,672 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $17,613 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $1,770 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $83.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $2,977 pursuant to the custody agreement.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $30,761, shareholder services plan fees $5,000 custodian fees $1,535, chief compliance officer fees $2,259 and transfer agency per account fees $5,340, which are offset against an expense reimbursement currently in effect in the amount of $17,329.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2011, amounted to $15,440,017 and $20,766,726, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at June 30, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended June 30, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2010	1,645,000	24,675
Contracts written	234,000	77,491
Contracts terminated:
Contracts closed	106,000	47,382	14,187	33,195
Contracts expired	1,773,000	54,784	—	54,784
Total contracts terminated	1,879,000	102,166	14,187	87,979
Contracts Outstanding
June 30, 2011	—	—

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2011:

Average Market Value ($)
Interest rate futures contracts	6,156,397
Interest rate options contracts	11,788

At June 30, 2011, accumulated net unrealized depreciation on investments was $869,009, consisting of $1,366,070 gross unrealized appreciation and $2,235,079 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: August 19, 2011

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6